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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned Directors of PHOENIX FOOTWEAR GROUP, INC. do hereby constitute and appoint James R. Riedman and Richard E. White their true and lawful attorneys and agents, to execute the Phoenix Footwear Group, Inc. Annual Report on Form 10-K for the fiscal year ended January 1, 2005, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission in connection therewith.

                     Dated: April 1, 2005            /s/ Fredrick Port
                                                     -----------------
                                                     Fredrick Port

                     Dated: April 1, 2005            /s/ Steven DePerrior
                                                     --------------------
                                                     Steven DePerrior

                     Dated: April 1, 2005            /s/ Gregory Harden
                                                     ------------------
                                                     Gregory Harden

                     Dated: April 1, 2005            /s/ James R. Riedman
                                                     --------------------
                                                     James R. Riedman

                     Dated: April 1, 2005            /s/ Wilhelm Pfander
                                                     -------------------
                                                     Wilhelm Pfander

                     Dated: April 1, 2005            /s/ John Kratzer
                                                     ----------------
                                                     John Kratzer

                     Dated: April 1, 2005            /s/ Richard E. White
                                                     --------------------
                                                     Richard E. White

                     Dated: April 1, 2005            /s/ John Robbins
                                                     ----------------
                                                     John Robbins